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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 AUGUST 18, 1995
                                (Date of Report)





                            BEEBA'S CREATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-13851


        California                                         95-2848021
(State or Other Jurisdiction                   (IRS Employer Identification No.)
    of Incorporation)



                               9220 Activity Road
                          San Diego, California 92126
                    (Address of Principal Executive Offices)


                                 (619) 549-2922
                          (Registrant's Telephone No.)



                                                            Exhibit Index Page 3

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ITEM 5.  OTHER EVENTS

        The Company has announced an extension of its recent tender offer for its shares. The offer is for up to 1,200,000 shares at a price of $8.00 per share in cash. The tender offer period which was to expire on August 18, 1995 will remain open until expired at 5:00 p.m., Eastern Daylight Time, on Friday, September 1, 1995. All other terms and conditions of the tender offer remain unchanged.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 1995                            BEEBA'S CREATIONS, INC.



                                                   By:  THOMAS P. BAUMANN
                                                      ------------------------
                                                       Thomas P. Baumann
                                                       Chief Financial Officer





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                       EXHIBIT INDEX


Exhibit Number                              Description
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     2.1                                    Form of Press Release